UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-02631

                                  Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                         Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Robert Amweg

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                                 Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 558-1750

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

October 23, 2014

Fellow Partner:

Our Fund earned $7.35 per share of net investment income in the nine months ended September 30, 2014, compared to $6.80 per share in the same period of 2013.

After providing for the September 29, 2014 distribution, the net asset value per partnership share on September 30, 2014 was $543.71. The net asset value on June 30, 2014, our last report date, was $542.22.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial AverageTM will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review	Third Quarter 2014

Equity market volatility increased in the third quarter of 2014 as high stock valuations became worrisome for investors given anticipation of higher interest rates while geopolitical risks mounted. In this environment, U.S. large cap stocks benefited from their relative stability versus stocks with smaller capitalizations, and the S&P 500® Index ended the quarter with a modest gain of 1.13%.

Improving economic data, increased mergers and acquisitions activity and stubbornly low long-term interest rates helped U.S. stocks push higher in the first half of 2014 and, as a result, valuations became stretched in many segments of the market. Given that asset prices tend to be more vulnerable to bad news when investors believe valuations are high, stocks began the third quarter in a vulnerable state. Consequently, global headwinds readily took their toll on equity prices in July as geopolitical turmoil intensified with a ground war in Gaza, the continued fragmentation of Iraq and the tragic downing of a Malaysian civilian airliner over Ukraine. Financial troubles in Argentina and Portugal added to the list of uncertainties.

U.S. equity markets regained strength in the middle of the quarter, driven largely by the temporary perception that geopolitical risks had abated as well as an episode of investors being insensitive to bad economic news. A brief spate of softer U.S. data, specifically a weaker-than-expected U.S. retail sales report, theoretically reduced the chances of an early increase in short-term U.S. rates. Meanwhile, more evidence of stagnating growth in the Eurozone spurred anticipation of additional easing measures from the European Central Bank, further supporting an interest in equities.

However, as U.S. economic indicators signaled improving growth going into September, investors took a step back from equities given the greater likelihood of the U.S. Federal Reserve increasing short-term interest rates sooner than previously anticipated. Also challenging the markets was the escalation of global risks as the U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia. Meanwhile, it appeared increasingly possible that Scottish voters would approve a referendum for the region’s independence from the UK. This was unnerving for investors because such an event would present a multitude of implications for the UK’s economic and political landscape. Ultimately, Scotland opted to remain part of the UK and this news, along with a record $21.8 billion initial public offering by Chinese e-commerce firm Alibaba, gave U.S. stocks a temporary boost in the middle of September. However, the headwinds of stretched valuations and rising volatility amid the looming concerns of higher interest rates and global threats continued to plague equity markets.

From a sector perspective, health care stocks (+5.46%) were the strongest performers in the S&P 500® Index for the third quarter, followed by information technology (+4.76%), telecommunication services (+3.07%), financials (+2.33%) and consumer staples (+1.95%). Large cap consumer discretionary and materials stocks (+0.26% and +0.22%, respectively) remained in positive territory, while industrials (-1.09%) and utilities (-3.96%) declined. Energy stocks (-8.62%) were the worst performers and had the largest negative impact on a sector basis from the overall index return for the quarter.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	Third Quarter 2014

Summary

Stocks continued their uptrend in the third quarter, albeit by a slim margin as weakness in late September tempered overall gains. The broad-market S&P 500® Index added 1.1% in the three months, bringing its year-to-date advance to 8.3%. Geopolitics took the spotlight and was a key driver of increased volatility. Mounting tensions between the Ukraine and Russia, the intensifying conflict in the Middle East and the specter of a destabilizing secession by Scotland from the UK (although ultimately averted) were among the issues worrying markets. Adding to investor anxiety were Europe and China growth concerns and uncertainty over the timing and effects of a shift in U.S. monetary policy. Fortunately, underlying strength in the U.S. economy and continued growth in corporate profits provided a tailwind and were just enough to keep stocks in positive territory.

From a sector perspective, health care and information technology (IT) posted the strongest gains, while energy was the worst performer both in the month of September and the third quarter overall. Also notable was the turn in sentiment back to growth stocks, which were abandoned en masse earlier in the year.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500®, for the third quarter. Performance was impacted by stock selection in health care, specifically an underweight to the biotechnology industry. Stock selection within financials was also a notable detractor, primarily in the consumer finance segment. Additionally, selection in materials and energy hindered performance for the quarter. The greatest detractors at the stock level were Schlumberger NV, American Express Company, and Cabot Corporation.

Stock selection within industrials was the strongest contributor, primarily the overweight to the road & rail industry and lack of exposure to the machinery segment. Selection in consumer staples and an underweight to utilities also proved beneficial. The greatest contributors at the stock level were Intel Corporation, Union Pacific Corporation, and Moody’s Corporation.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

Portfolio Review (concluded)	Third Quarter 2014

Outlook

As a result of market movement and shares redeemed during the quarter, the Fund’s overall weightings changed very slightly. We used investor redemptions to continue to reduce the portfolio’s position within International Business Machines (IBM), and cash to purchase shares of Apple Inc. Furthermore, the Fund remains well diversified, with the largest overweight relative to the S&P 500® Index in financials, industrials, and consumer staples and the largest underweights relative to the benchmark in information technology, utilities, and consumer discretionary.

Looking ahead, we remain cautiously optimistic on the market overall. U.S. economic data has improved and continues to point toward a modest pickup through the rest of the year. In addition, certain segments of the growth universe have become attractively priced when compared to value sectors.

At the same time, the abrupt and sharp rise in the dollar (now at a four-year high) coupled with weak economic data from Europe, parts of Asia and Brazil pose a headwind for cyclically-oriented sectors.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of September 30, 2014

(Unaudited)

	Chestnut Street Exchange Fund	S&P 500 Index	DJIA Index
3rd Quarter 2014	0.70%	1.13%	1.87%
1 Year	21.52%	19.73%	15.29%
3 Years*	22.77%	22.99%	17.37%
5 Years*	15.31%	15.70%	13.89%
10 Years*	7.98%	8.11%	7.71%
Inception (12/29/76)
Annualized*	11.29%	11.25%	9.65%
Cumulative	5,579.32%	5,499.00%	3,134.68%

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS

September 30, 2014

(Unaudited)

	Shares	Value
COMMON STOCKS—99.1%
BASICS—5.6%
Air Products & Chemicals, Inc.	62,114	$8,086,001
Cabot Corp.	73,848	3,749,263

		11,835,264

CAPITAL EQUIPMENT—7.0%
Emerson Electric Co.	106,453	6,661,829
General Electric Co.	312,436	8,004,610

		14,666,439

CONSUMER CYCLICALS—13.9%
3M Co.	23,636	3,348,748
CBS Corp.,—Class B	51,548	2,757,818
Comcast Corp.,—Class A	128,494	6,910,407
Procter & Gamble Co.	73,071	6,118,966
Walt Disney Co. (The)	110,798	9,864,346

		29,000,285

ENERGY—9.3%
Exxon Mobil Corp.	100,626	9,463,875
Schlumberger, Ltd.	98,313	9,997,449

		19,461,324

FINANCIAL—20.2%
American Express Co.	84,503	7,397,393
Ameriprise Financial, Inc.	19,150	2,362,727
Bank of America Corp.	48,170	821,298
Blackhawk Network Holdings, Inc.,—Class B*	6,280	202,845
JPMorgan Chase & Co.	120,418	7,253,980
Moody’s Corp.	70,949	6,704,680
Wells Fargo & Co.	336,269	17,442,273

		42,185,196

HEALTH CARE—15.3%
Abbott Laboratories	112,356	4,672,886
AbbVie, Inc.	112,356	6,489,683
Baxter International, Inc.	55,746	4,000,890
Johnson & Johnson	86,533	9,223,552
Merck & Co., Inc.	129,418	7,671,899

		32,058,910

	Shares	Value
RETAIL—2.6%
Home Depot, Inc.	20,117	$1,845,534
Kohl’s Corp.	13,002	793,512
Safeway, Inc.	38,225	1,311,117
Wal-Mart Stores, Inc.	18,345	1,402,842

		5,353,005

STAPLES—8.6%
Altria Group, Inc.	15,436	709,130
Coca-Cola Co. (The)	269,768	11,508,303
Hanesbrands, Inc.	4,852	521,299
Kraft Foods Group, Inc.	3,607	203,435
Mondelez International, Inc.,—Class A	10,720	367,321
PepsiCo, Inc.	37,423	3,483,707
Philip Morris International, Inc.	15,436	1,287,362

		18,080,557

TECHNOLOGY—9.6%
Apple, Inc.	16,404	1,652,703
Check Point Software Technologies Ltd.*	45,003	3,116,008
Cisco Systems, Inc.	28,068	706,472
Intel Corp.	287,570	10,013,187
International Business Machines Corp.	681	129,274
Microsoft Corp.	43,766	2,028,992
Oracle Corp.	63,527	2,431,814

		20,078,450

TRANSPORTATION—5.2%
Union Pacific Corp.	100,402	10,885,585

UTILITIES—1.8%
Verizon Communications, Inc.	77,434	3,870,926

Total Common Stocks (Cost: $28,579,207)		207,475,941

*	Non-Income Producing

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS (Concluded)

September 30, 2014

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 28,579,207) **	99.1%	$207,475,941
Other assets in excess of liabilities	1.3%	2,705,870
Other liabilities	(0.4%)	(912,705)

NET ASSETS
(Applicable to 384,893 partnership shares outstanding)	100.0%	$209,269,106

Net Asset Value Per Share		$543.71

Net assets applicable to shares owned by:
Limited partners
(384,801 shares)		$209,218,770
Managing general partners (92 shares)		50,336

Total net assets		$209,269,106

**	At September 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$26,731,296

Gross unrealized appreciation	180,789,918
Gross unrealized depreciation	(45,273)

Net unrealized appreciation	$180,744,645

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS

September 30, 2014

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended September 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS (Concluded)

September 30, 2014

(Unaudited)

The following is a summary of inputs used, as of September 30, 2014, in valuing the Fund’s investments carried at value:

	Total Value at 09/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$207,475,941	$207,475,941	$—	$—

*	See details of industry breakout.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

(B)	SUBSEQUENT EVENT—MEETING OF PARTNERS

At a meeting of Partners held on October 15, 2014, the Partners approved an amendment to the Advisory Agreement between the Fund and BlackRock Capital Management, Inc. (the “Adviser”) to remove the Adviser’s obligation to provide administrative services to the Fund. The results of the voting were as follows: 187,644 shares voted in favor of the resolution approving the amendment to the Advisory Agreement; 3,283 shares voted against the resolution; and 28,649 shares abstained.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Third Quarter Report

September 30, 2014

(Unaudited)

Chestnut Street Exchange

Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	11/20/2014

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	11/20/2014

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date	11/21/2014